                                                                    Exhibit 10.2

                               EQUIPMENT SUBLEASE

THIS EQUIPMENT SUBLEASE (this "Sublease") is made and entered into as of the 28 day of March, 2000, by and between INTEGRATED INFORMATION SYSTEMS, INC., a Delaware corporation ("IIS"), and GORACING.COM, INC., a Delaware corporation, ("goracing").

                                    RECITALS

          A. Action Performance Companies, Inc., an Arizona corporation and sole shareholder of goracing ("Action") and goracing (goracing and Action are hereinafter collectively referred to as the "Retaining Parties") have entered into certain equipment leases with General Electric Capital Corporation, a New York Corporation ("GE Capital"), dated as of December 22, 1998, and August 9, 1999, respectively (the "Master Equipment Leases") whereby the Retaining Parties lease certain equipment (the "GEAC Equipment") located at and used as part of the occupancy of 1480 S. Hohokam Drive, Tempe, Arizona (the "Premises").

         B. Action has entered into a Lease Agreement with H-B TEMPE, L.L.C., an Arizona limited liability company ("Tempe") dated June 28, 1999 for the Premises (the "Hohokam Lease").

         C. As of the date hereof, Action intends to enter into a Sublease with IIS (the "Hohokam Sublease") whereby IIS will assume certain of the rights and obligations of Action under the Hohokam Lease.

         D. As of the date hereof, the Retaining Parties intend to enter into an Equipment Sublease with IIS (the "Equipment Sublease") whereby IIS assumes all of the rights and obligations of the Retaining Parties under the Master Equipment Leases.

         E. As of the date hereof, goracing intends to enter into an Asset Purchase Agreement with IIS (the "Asset Purchase Agreement") whereby IIS will purchase certain assets from goracing that are currently located on and are being used as part of the occupancy of the Premises (the "Purchased Equipment"). The Purchased Equipment is listed on Schedules A and B of the Asset Purchase Agreement. (The GEAC Equipment and the Purchased Equipment is collectively referred to hereinafter as the "Equipment").

         F. A portion of the Equipment is located in the portion of the Premises that is currently not subject to the Hohokam Sublease (the "Retained Premises") and/or is currently being used by goracing (the "goracing Equipment"). The goracing Equipment includes, but is not limited to certain furniture, fixtures, computers and network equipment.

         G. goracing desires to sublease from IIS and IIS desires for goracing to sublease the goracing Equipment upon the terms and conditions contained herein,

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. GRANT. IIS hereby subleases the goracing Equipment to goracing, and goracing hereby subleases the goracing Equipment from IIS, on the terms and conditions herein set forth.

         2. RENT.

                  (a) BASE RENT. In exchange for the leasehold interest of the goracing Equipment, goracing shall pay IIS $8,000 per month (the "Base Rent"), which shall be due and payable on the 1" day of each month beginning on April 1, 2000.

                  (b) ADJUSTMENTS TO BASE RENT.

                           (i) FIRST FLOOR RETAINED PREMISES EXPANSION RIGHT. In
the event that IIS exercises its First Floor Retained Expansion Right (as defined in Section 5 of the Hohokam Sublease) the Base Rent shall be reduced by $3,000 per month beginning on the date such exercise becomes effective.

                           (ii) SURRENDER OF FIRST FLOOR RETAINED PREMISES. In
the event that Action surrenders its right to the First Floor Retained Premises (as defined in Section 3(C) of the Hohokam Sublease) the Base Rent shall be reduced by $3,000 per month beginning on the date such surrender becomes effective.

                           (iii) SECOND FLOOR RETAINED PREMISES EXPANSION RIGHT.
In the event that IIS exercises its Second Floor Retained Expansion Right (as defined in Section 8 of the Hohokam Sublease) the Base Rent shall be reduced by $5,000 per month beginning on the date such exercise becomes effective.

                           (iv) SURRENDER OF SECOND FLOOR RETAINED PREMISES. In
the event that Action surrenders its right to the Second Floor Retained Premises (as defined in Section 3(C) of the Hohokam Sublease the Base Rent shall be reduced by $5,000 per month beginning on the date such surrender becomes effective.

         3. Term.

                  (a) BASE TERM. goracing's rights and obligations under this Sublease shall commence as of the date set forth above and shall expire upon the Expiration Date of the Hohokam Sublease (as defined in Section 1(H) of the Hohokam Sublease).

                  (b) ADJUSTMENTS TO THE TERM. In the event that IIS exercises its First Floor Retained Premises Expansion Right or its Second Floor Retained Premises Expansion Right, or in the event that Action surrenders its rights to the First Floor Retained Premises or the Second

Floor Retained Premises, the term of this Sublease, with respect to the portion of the Equipment located in or associated with the respective retained or surrendered area, shall be reduced to the effective date of such exercise or surrender.

                  (c) AUTOMATIC TERMINATION. In the event that Action's occupancy of the Premises is completely terminated in accordance with the terms and conditions of the Hohokam Sublease, this Sublease shall simultaneously, and automatically terminate (without being deemed, however, to be a waiver by goracing of any other rights or remedies it may have under this Sublease).

         4. NETWORKING EQUIPMENT. The parties agree that the Equipment includes approximately $170,000 of networking equipment more fully described on Exhibit A hereto (the "Networking Equipment"). The parties further agree that in exchange for a monthly payment of $5,000, goracing shall have exclusive use of the Networking Equipment until such Networking Equipment is no longer needed by goracing, but in no event shall such period of use extend beyond May 30, 2000.

         5. LATE PAYMENT CHARGE. If any amount due to IIS, is not received in full by IIS on or before five (5) days after the date any such payment is due, then goracing shall pay to IIS a late payment charge in the amount of ten percent (10%) of the amount then due. This provision shall not be construed to allow or permit goracing to make payments after the due date, or to waive any of IIS's rights in connection with late payments made by goracing.

         6. NOTICES. All notices of communication required or permitted hereunder or with regard to the Base Equipment Leases shall be in writing and may be given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer or agent of such party.

(i)      If to goracing, addressed to it at:

         goracing.com, inc.
         4707 East Baseline Road
         Tempe, Arizona 85040
         Attn: Chief Financial Officer
         Fax: (602) 337-3780

         With a copy to:
         Greenberg Traurig, LLP
         I E. Camelback Road, Suite 1100
         Phoenix, Arizona 85012
         Attn: Robert S. Kant, Esq.
         Fax: (602) 263-2350

(ii)     If to IIS, addressed to it at:

         Integrated Information Systems, Inc.
         1480 S. Hohokam Drive
         Tempe, Arizona 85281
         Attn: Jeffrey Frankel
         Fax: (480) 317-8010

         With a copy to:
         Snell & Wilmer, LLP
         One Arizona Center
         400 East Van Buren
         Phoenix, Arizona 85004-2202
         Attn: Michael Christopher, Esq.
         Fax: (602) 382-6070

         7. GENERAL PROVISIONS.

                  (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

                  (b) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provision to the contrary.

                  (c) COSTS AND FEES. goracing agrees to reimburse IIS and IIS agrees to reimburse goracing for any reasonable costs and expenses, including attorney's fees, incurred by such party in connection with the enforcement or preservation of any right or remedy of the other party under this Agreement.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS SUBLEASE AS OF THE DATE FIRST ABOVE WRITTEN.

                                                 IIS:

                                                 INTEGRATED INFORMATION SYSTEMS,
                                                 INC., a Delaware corporation

                                                 By: /s/ Craig A. King
                                                    ----------------------------
                                                 Name:   Craig A. King
                                                      --------------------------
                                                 Its: Vice President
                                                     ---------------------------

                                                 GORACING:

                                                 goracing.com, Inc., a
                                                 Delaware corporation

                                                 By:   David Husband
                                                      --------------------------
                                                 Name: David Husband
                                                      --------------------------
                                                 Its:  Chief Financial Officer
                                                      --------------------------

                                   EXHIBIT A

EXHIBIT A TO EQUIPMENT SUBLEASE (IIS TO GORACING)

BRAND       MODEL                    DESCRIPTION                           Quantity        Price ea.        Total
-----       -----                    -----------                           --------        ---------        -----
Compaq      1850R                 High density Proliant server                 3             $3,260        $9,780
Compaq      1600R                 Proliant server                              1              3,095         3,095
Compaq      40OP11                Processor for server                         4              1,560         6,240
Compaq      256MB                 Memory kit for server                        4              1,670         6,680
Compaq      128MB                 Memory kit for server                        4                826         3,304
Compaq      Smart-2DH             SCSI array controller                        4              1,645         6,580
Compaq      4.3GIG                Internal hard drive                          8                503         4,024
Compaq      9.1GIG                External hot-pluggable drive                14              1,080        15,120
Compaq      DLT ArrayII           DLT Drive system                             1             26,685        26,685
Compaq      StorEdge Ul           array storage system                         1              1,457         1,457
Compaq      Rack&access           Rack & keyboard, etc.                        1              3,305         3,305
Compaq      UPS 30DO              Rack mountable UPS system                    1              1,853         1,853
Compaq      FILMon                Flat monitor for servers                     1              1,295         1,295
Cisco       Catalyst 6509         Switch for connectivity                      1              7,196         7,196
Cisco       PWR supply            2nd Power supply for Catalyst                1              2,876         2,876
Cisco       SupE1                 SUP Engine for Catalyst                      1              7,196         7,196
Cisco       MSM mod               MSM Module for Catalyst                      1             14,396        14,396
Cisco       CAT6000 48prt         48 Port Switch module for Catalyst           4              9,356        37,424
Cisco       3640 Router           Router for connectivity                      1              4,745         4,745
Cisco       CAT6000 gig           Gigabit module for Catalyst                  1              7,196         7,196
                                                                                                         --------
                                                                                              Total      $170,447

Fixed Asset Schedules         Page 1 of 1        Assets Retained by goracing.com

CS(R062599)

                         COMPUTER EQUIPMENT SCHEDULE
                              SCHEDULE NO. 01
                          DATED THIS   10/1/99
                                    --------------
                          TO MASTER LEASE AGREEMENT
                          DATED AS OF August 9, 1999

Lessor & Mailing Address:                                        Lessee & Mailing Address:
-------------------------                                        -------------------------
General Electric Capital Corporation                             goracing.com,inc.
One Lincoln Centre, 5400 LBJ Freeway Suite 1280, L.B.3           4707 E. Baseline Road
Dallas, TX 75240                                                 Phoenix, AZ 85040


This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT" said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the "EQUIPMENT").


     NUMBER          CAPITALIZED
     OF UNITS       LESSOR'S COST       MANUFACTURER        SERIAL NUMBER            MODEL AND TYPE OF EQUIPMENT
     --------       -------------       ------------        -------------            ---------------------------


                    $3,250,730.07       Numerous                                     Personal Computers, monitors, printers,
                                                                                     software and the various equipment
                                                                                     needed for installation and running of the
                                                                                     systems.

            SEE COLLATERAL SCHEDULE A ATTACHED HERETO FOR THE VARIOUS
                     EQUIPMENT, SERIAL NUMBERS AND COSTS.

     Equipment immediately listed above is located at: 4707 E. Baseline Road, Phoenix, Maricopa County, AZ 85040

B.   FINANCIAL TERMS


-----------------------------------------------------------------------------------------------------------------------------------
 1.  Advance Rent (if any): NOT APPLICABLE             5.   Basic Term Commencement Date:
 2.  Capitalized Lessor's Cost: $3,250,730.07          6.   Lessee Federal Tax ID No.: 860956244
 3.  Basic Term (No. of Months): 36 MONTHS.            7.   Last Delivery Date: OCTOBER 1, 1999
 4.  Basic Term Lease Rate Factor: 2.843469%           8.   Daily Lease Rate Factor: N/A
-----------------------------------------------------------------------------------------------------------------------------------

 9.  First Termination Date: THIRTY-SIX (36) MONTHS AFTER THE BASIC TERM COMMENCEMENT DATE.

 10. Interim Rent: For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement
     Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease
     Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on NOT APPLICABLE.

 11. Basic Term Rent. Commencing on OCTOBER 1, 1999 and on the same day of each month thereafter (each, a "Rent Payment Date")
     during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the
     Capitalized Lessor's Cost of all Equipment on this Schedule.

C.   TAX BENEFITS        Depreciation Deductions:

     1. Depreciation method is the 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: FIVE (5) YEARS.

     3.   Basis: 100% of the Capitalized Lessor's Cost.

D.   PROPERTY TAX

     APPLICABLE TO EQUIPMENT LOCATED IN 4707 E. BASELINE ROAD, PHOENIX, MARICOPA COUNTY, AZ: Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

     Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A NOTICE

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS ADVANCED SYSTEMS GROUP, KENT DATA COMM, ORACLE, ACCRUE SOFTWARE, INC. (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*

          Termination    Stipulated                Termination     Stipulated
            Value        Loss Value                  Value         Loss Value
Rental    Percentage     Percentage     Rental     Percentage      Percentage
   1        103.656        107.834        19          61.007          68.541
   2        101.452        105.816        20          58.481          66.202
   3         99.219        103.769        21          55.942          63.849
   4         96.955        101.692        22          53.389          61.482
   5         94.675         99.598        23          50.818          59.098
   6         92.378         97.488        24          48.233          56.699
   7         90.065         95.361        25          45.634          54.287
   8         87.735         93.218        26          43.017          51.856
   9         85.389         91.059        27          40.386          49.412
  10         83.027         88.883        28          37.741          46.953
  11         80.648         86.690        29          35.077          44.476
  12         78.251         84.480        30          32.395          41.980
  13         75.839         82.254        31          29.697          39.469
  14         73.409         80.011        32          26.983          36.941
  15         70.962         77.750        33          24.252          34.396
  16         68.499         75.473        34          21.505          31.836
  17         66.018         73.179        35          18.739          29.256
  18         63.519         70.867        36          15.956          26.661

* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   MODIFICATIONS AND ADDITIONS FOR THIS SCHEDULE ONLY

For purposes of this Schedule only, the Agreement is amended as follows:

1.   EQUIPMENT SPECIFIC PROVISIONS

     The MAINTENANCE Section of the Lease is amended by adding the following as the third sentence in subsection (a):

     Lessee agrees that upon return of the Equipment, it will comply with all original manufacturer's performance specifications for new Equipment without expense to Lessor. Lessee shall, if requested by Lessor, obtain a certificate or service report from the manufacturer attesting to such condition.

Each reference contained in this Agreement to:

     (a) "Adverse Environmental Condition" shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules, regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

     (b) "Affiliates" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

     (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PCBs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safely or environmental hazard to any Person, property or natural resources.

     (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

     (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

     (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clear Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulations promulgated pursuant thereto.

     (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorney's fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntary or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

     (h) "Person" shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss.

     The provisions of this Schedule shall survive any expiration or termination of the Lease and shall be enforceable by lessor, it successors and assigns.

     RETURN CONDITIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

     (a) Upon the request of Lessor, Lessee shall no later than ninety (90) days prior to the expiration or other termination of the Lease provide:

          (i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including without limitation, all internal circuit boards, module boards, and software features;

          (ii) a complete and current set of all manuals, equipment configuration, setup and operation diagrams, maintenance records and other data that may be reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

          (iii) a certification of the manufacturer or of a maintenance provider acceptable to Lessor that the Equipment (1) has been tested and is operating in accordance with manufacturers specifications (together with a report detailing the condition of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s) and (2) that the Equipment qualifies for the manufacturers used equipment maintenance program.

     (b) Upon the request of Lessor, Lessee shall, no later than sixty (60) days prior to the expiration or other termination of the Lease, make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (c) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturers recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental laws, rules and regulations.

     (d) The Equipment shall be deinstalled and packed by or under the supervision of the manufacturer or such other person acceptable to Lessor in accordance with manufacturers recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturers recommendations and applicable governmental laws, rules and regulations.

     (e) Provide for transportation of the Equipment in a manner consistent with the manufacturer's recommendations and practices to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locations.

2.   LEASE TERM OPTIONS

     EARLY LEASE TERM OPTIONS

       The Lease is hereby amended by adding the following to the end thereof:

CANCELLATION OPTION:

     (a) So long as no default exists hereunder and expressly provided that all of the terms and conditions of this Provision are fulfilled, Lessee may cancel the Agreement as to all (but not less than all) of the Equipment on this Schedule as of any one of the Cancellation Dates set forth below (each, a "Cancellation Date") upon at least 90 days prior written notice (the "Notice Date") to Lessor (which notice shall be irrevocable and shall be sent to the attention of Lessor's Asset Management Organization, 44 Old Ridgebury Road, Danbury, CT 06810-5105). Such notice shall state the Cancellation Date which shall apply. If all of the terms and conditions of this Provision are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

     (b)  Prior to the Cancellation Date, Lessee shall

          (i) pay to Lessor, as additional rent, (A) the Cancellation Value (set forth below for the applicable Cancellation Date) for the Equipment, plus
(B) all rent and all other sums due and unpaid as of the Cancellation Date (including, but not limited to, any Rent payment due and payable on the Cancellation Date and any sales taxes and property taxes); and

          (ii) return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive. Lessee shall bear all costs associated with such appraiser's determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to such Cancellation Date.

     (c) The Cancellation Dates and the applicable Cancellation Values are as set forth below:

          October 1, 2001          1,350,028.20

     (d) Lessee shall, from the applicable Notice Date through the Cancellation Date,

          (i) continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee's obligation to pay rent, and

          (ii) make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor's right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Cancellation Date.

     (e) Lessee shall, from the applicable Cancellation Date through the earlier of the date the Equipment is sold by Lessor to a third party or 30 days following the Cancellation Date, comply with the following terms and conditions:

          (i) Continue to provide insurance for the Equipment, at Lessee's own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

          (ii) Make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee's premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

     (f) The proceeds of any sale or re-sale of the Equipment after Lessee has exercised its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in or any claim upon any of such proceeds.


H.   PAYMENT AUTHORIZATION

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

COMPANY NAME                            ADDRESS                       AMOUNT
------------                           --------                       -------
Advanced Systems Group, Inc.     12405 North Grant Street             $1,831,694.00
                                 Thornton, CO 80241

Kent Datacomm                    P.O. Box 201523                        $525,931.07
                                 Houston, TX 77216-1523

Oracle                           Wire Transfer Information:             $570,326.00
                                 Wells Fargo Bank
                                 Chicago, IL
                                 ABA# 121000248
                                 Account# 4522-020841

Accrue Software, Inc.            48634 Milmount Drive                    $322,779.00
                                 Freemont, CA 94538

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                     LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION        GORACING.COM, INC.

By: /s/ ARTHUR G. ABELLO                    By: /s/ CHRIS BESING
   ---------------------------------           ---------------------------------

Name: ARTHUR G. ABELLO                      Name: CHRIS BESING
     -------------------------------             -------------------------------

Title: Senior Risk Analyst                  Title: C.E.O.
      ------------------------------              ------------------------------

                             Collateral Schedule A
                                       to
                                Schedule No. 01



                                                                                       ADVANCED SYSTEMS GROUP
                      VENDOR
  SERIAL NUMBER       ITEM#                     DESCRIPTION                    QUANTITY         TOTAL             SOFT COST
-------------------------------------------------------------------------------------------------------------------------------
                      SL-WEB1-1500-1    Veritas Web Edition                        2             $7,744.00
                      DS-WEB1-1500-1    Veritas Edition Support                    2             $1,834.00
                      SL-WEB1-1500-1    Veritas Web Edition                       20            $77,440.00
                      PS-WEB1-1500-1    Veritas Web Edition Support               20            $18,340.00
                      MD-WEB1-1500-1    Veritas Web Edition                        2               $300.00
See Invoice #0016427        A26-AA-R    E250 SERVER BASE CONFIG (RACK)            20            $79,480.00
See Invoice #0016427           1194A    Opt 400MHz/2MB processor                  40           $201,600.00
                               7004A    OPT MEMORY 256MB (2*128MB)                40            $54,000.00
See Invoice #0016427           5234A    OPT INT DISK 9.1GB/10K USCSI             120           $118,800.00
                               3668A    PGX32 CARD W/VIDEO ADAPTOR                20             $5,320.00
                               9683A    REDUNDNT POWER SUPPLY FOR E250            20            $12,520.00
                              X1034A    OPT QFE PCI CARD W/SW                     20            $15,120.00
                      SOLMS-260W9999    SOLARIS 2.6 STD ENGLISH SVR                2               $160.00
                                        ASG installation                          20                            $39,900.00
                               7004A    OPT MEMORY 256MB (2*128MB)                24            $32,400.00
                      SL-WEB1-1500-1    Veritas Web Edition                        2             $7,744.00
                      DS-WEB1-1500-1    Veritas Web Edition Support                2             $1,834.00
                               2580A    OPT PROCESSOR US 400-MHZ/8MB               2            $26,600.00
                      SL-WEB1-1500-2    Veritas Web Edition lic for E3500          1             $9,040.00
                      DS-WEB1-1500-2    Veritas Web Edition annual support 7x24    1             $2,141.00
                      SL-WEB1-1500-1    Veritas Web Edition                        2             $7,744.00
                      PS-WEB1-1500-1    Veritas Web Edition support                2             $1,834.00
                      SL-WEB1-1500-1    Veritas Web Edition                        1             $3,872.00
                      DS-WEB1-1500-1    Veritas Web Edition support                1               $917.00
See Invoice #0016428        A26-AA-R    E250 SERVER BASE CONFIG (RACK)             2             $7,948.00
See Invoice #0016428           1194A    Opt 400MHz/2MB processor                   4            $20,160.00
                               7004A    OPT MEMORY 256MB (2*128MB)                 4             $5,400.00
See Invoice #0016428           5234A    OPT INT DISK 9.1GB/10K USCSI              12            $11,880.00
                               3668A    PGX32 CARD W/VIDEO ADAPTOR                 2               $532.00
                               9683A    REDUNDNT POWER SUPPLY FOR E250             2             $1,252.00
                              X1141A    SUN GIGABITETHERNET T/P 2.0                4             $6,368.00
                                        ASG installation                           2                             $3,990.00
See Invoice #0016428       E3501-C82    ENT 3500 BASE, 400MHZ/8MB                  1            $33,440.00
See Invoice #0016428           2602A    OPT INT CPU/MEM BD FOR EXX00               1             $6,840.00
                              X7023A    OTP MEMORY 1GB (8*128MB)                   2            $14,440.00

                             Collateral Schedule A
                                       to
                                Schedule No. 01

                                                                                             ADVANCED SYSTEMS GROUP
                                  VENDOR
SERIAL NUMBER                     ITEM#                   DESCRIPTION                QUANTITY        TOTAL         SOFT COST
--------------------       -----------------      -----------------------------      --------      ----------      ---------
                                       3655A      TURBOGXPLUS CARD W/CABLES, DOC         1            $747.00
                                       2652A      OPTIONAL FC-AL INTERFACE BOARD         1          $1,140.00
                                      X6731A      FCAL GBIC MODULE 100MB/S               2            $912.00
                                       X973A      2 METER FIBRE CHANNEL CABLE            1            $150.00
                                       9689A      OPT 2ND PERIPHERAL PS/195W             1          $1,140.00
                                       2612A      OPT INT I/O BD EXXOO W/FC-AL           2          $9,880.00
                                      X6710A      FC-AL 9.1 GB 10000RPM 1" DISK          4          $8,816.00
                                       X954A      OPT INT PS/300W FOR EX000              2          $2,736.00
                                                  ASG installation                       1                          $3,495.00
                                       1065A      OPT ULTRA DWIS/S HOST ADAPTER          2          $1,968.00
                                       X979A      OPT CABLE DSCSI 12M                    2            $530.00
                                      X5235A      OPT INT DISK 9GB/10000 USCSI          50         $51,750.00
                                      X6537A      STOREDGE A3500 CONTROLLER              1         $ 3,641.00
                                      X7020A      Opt A3500 Memory 64BM                  2          $2,660.00
See Invoice # 0016433      A21UHC1A9P-B256CP      WS U5/333 PGX24 256/9GB/CD             1         $ 3,641.00
See Invoice # 0016433                 X7119A      19" COLOR MONITOR W/CABLE              1            $711.00
See Invoice # 0016433                 X5236A      OPT INT 9 GB Drive for U5/U10          1            $405.00
                              SYMY9-201-E999      SyMON 2.0.1 for 25 servers             1         $15,000.00
                              SYMX9-201-E999      SyMON 2.0.1 for 10 servers             1           8,000.00
                              SYMM9-201-999M      SyMON 2.0.1 Media Kit                  1             $50.00
                                                  ASG installation                       1                          $2,495.00
See Invoice # 0016434      A21UHC1Z9S-B128CP      SERVER U5/333, 128/9GB                 2          $8,092.00
                                      X7037A      OPT 128MB DRAM, 50NS, U5/U10           2            $766.00
                                                  ASG installation                       2                          $3,990.00
                                 SG-XARY030A      72" STOREDGE EXPANSION RACK            7         $39,900.00
                                      X9818A      OPT DOOR ASSEMBLY 72" CABINET          7          $3,458.00
                                       2244A      OPT 400MHZ CPU W/4MB FOR E450          8         $40,320.00
See Invoice # 0016440                 A25-BA      SRVR E450 ZERO BASE                    2         $20,422.00
                                      X9690A      E450 RACKMOUNTING KIT                  2          $1,360.00
                                       7005A      OPT MEMORY 512MB (2*256MB)             4         $14,400.00
See Invoice # 0016440                  5234A      OPT INT DISK 9.1GB/10K USCSI          12         $11,880.00
                                       6602A      OPT 8BAY H/W RAID FOR E450             2          $4,852.00
                                       3668A      PGX32 CARD W/VIDEO ADAPTOR             2            $532.00
                                      X1034A      OPT QFE PCI CARD W/SW                  2          $1,512.00
                                                  ENT 3500 Rackmount Kit                 1          $6,500.00

                               goracing.com, inc.                             2

                             Collateral Schedule A
                                       to
                                Schedule No. 01

-------------------------------------------------------------------------------------------------------------------------
                             VENDOR                                                      ADVANCED SYSTEMS GROUP
SERIAL NUMBER                 ITEM#                   DESCRIPTION                 QUANTITY          TOTAL       SOFT COST
-------------------------------------------------------------------------------------------------------------------------
                          CL6IS-229-9999      SC 2.2 FOR E4/5X00 & SC2000              2         $19,200.00
-------------------------------------------------------------------------------------------------------------------------
                          CL9DS-229-9999      SUN CLUSTER 2.2 DOCS - ENGLISH           1            $400.00
-------------------------------------------------------------------------------------------------------------------------
                          CLCIS-22P-9999      SC 2.2 OPS FOR E4/5/6x00                 2          $6,400.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016439              2580A      OPT PROCESSOR US 400-MHZ/8MB             12       $159,600.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016439              E5501      ENT 5500 SERVER BASE 2*PS                1         $36,480.00
-------------------------------------------------------------------------------------------------------------------------
                                              OPT 2ND POWER SEQUENCER                  1            $836.00
-------------------------------------------------------------------------------------------------------------------------
                                  X9626A      2ND SEQ. MOUNTING FOR E55/6500           1            $114.00
-------------------------------------------------------------------------------------------------------------------------
                                  X9602A      Ex000 Cabinet Floor Brackets             1            $304.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016439              E4501      ENT 4500 SERVER BASE 2*PS                1         $28,120.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016439              2602A      OPT INT CPU/MEM BD FOR EXX00             6         $41,040.00
-------------------------------------------------------------------------------------------------------------------------
                                  X7023A      OTP MEMORY 1GB (8*128MB)                 4         $28,880.00
-------------------------------------------------------------------------------------------------------------------------
                                   2612A      OPT INT I/O BD EXX00 W/FC-AL             6         $29,640.00
-------------------------------------------------------------------------------------------------------------------------
                                   X954A      OPT INT PS/300W FOR EX000                4          $5,472.00
-------------------------------------------------------------------------------------------------------------------------
                                  X1065A      OPT ULTRA DWIS/S HOST ADAPTER            4          $3,936.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016439    SG-XARY147A-36G      36GB D1000 FOR RACK (10K RPM)            2         $16,372.00
-------------------------------------------------------------------------------------------------------------------------
                                  X1073A      SC 2.1 SCI/SBUS BOARD                    4         $13,680.00
-------------------------------------------------------------------------------------------------------------------------
                                  X3825A      SC 2.1 SCI CABLE (10M)                   2            $500.00
-------------------------------------------------------------------------------------------------------------------------
                                  X1312A      TERMINAL CONCENTRATOR KIT                1          $1,900.00
-------------------------------------------------------------------------------------------------------------------------
                                  X3836A      5M SERIAL CABLE                          1            $125.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016439  A21UGE1A9P-C128CR      WS U5/360 PGX24 128/8GB/CD               1          $2,403.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016439             X7126A      17" ENTRY COLOR MONITOR                  1            $432.00
-------------------------------------------------------------------------------------------------------------------------
                          SOLMS-260WD999      SOLARIS 2.6 STD. ENGLISH DT              1             $60.00
-------------------------------------------------------------------------------------------------------------------------
                                              Installation                             1                       $15,000.00
-------------------------------------------------------------------------------------------------------------------------
                                  X1065A      OPT ULTRA DWIS/S HOST ADAPTER            4          $3,936.00
-------------------------------------------------------------------------------------------------------------------------
                                   X979A      OPT CABLE DSCSI 12M                      4          $1,060.00
-------------------------------------------------------------------------------------------------------------------------
                                  X5235A      OPT INT DISK 9GB/10000 USCSI             30        $31,050.00
-------------------------------------------------------------------------------------------------------------------------
                                  X6537A      STOREDGE A3500 CONTROLLER                1         $19,874.00
-------------------------------------------------------------------------------------------------------------------------
                                  X7020A      OPT A3500 MEMORY 64MB                    2          $2,660.00
-------------------------------------------------------------------------------------------------------------------------
                                              Netscape Enterprise Server               14        $15,666.00
-------------------------------------------------------------------------------------------------------------------------
                                              Netscape Enterprise Server Support       14         $3,920.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016820     SG-ARY370A-91G      91-GB A3500 (1x5x9-GB)                   1         $43,092.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016822     SG-ARY370A-91G      91-GB A3500 (1x5x9-GB)                   1         $43,092.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016826                         Annual Gold Support for E450 Server      2          $5,682.00
-------------------------------------------------------------------------------------------------------------------------
                                              Annual Gold Support for E250 Server      20        $38,760.00
-------------------------------------------------------------------------------------------------------------------------
See Invoice # 0016824                         Annual Gold Support for WS U5/333        1            $442.00
-------------------------------------------------------------------------------------------------------------------------



                             Collateral Schedule A
                                       to
                                Schedule No. 01


                                                                                                    ADVANCED SYSTEMS GROUP

                         VENDOR
SERIAL NUMBER            ITEM #                   DESCRIPTION                                   QUANTITY       TOTAL      SOFT  COST

See Invoice #0016824                     Annual Gold Support for SyMON for 25 servers               1         $3,569.00
See Invoice #0016824                     Annual Gold Support for SyMon for 10 servers               1         $1,894.00
See Invoice #0016823                     Annual Gold Support for Server U5/333                      2           $858.00
See Invoice #0016827                     Annual Gold Support E250 Server                            2         $3,876.00
See Invoice #0016827                     Annual Gold Support ENT 3500 Base &                        1         $5,739.00
See Invoice #0016827                     Annual Gold Support OPT INT CPU                            1             $0.00
See Invoice #0016827                     Annual Gold Support 91-GB A3500 &                          1        $13,402.00
See Invoice #0016827                     Annual Gold Support Storedge A3500 Controller              1             $0.00
See Invoice #0016828                     Annual Gold Support for ENT 5500 &                         1        $10,971.50
See Invoice #0016828                     Annual Gold Support for ENT 4500                           1             $0.00
See Invoice #0016828                     Annual Gold Support for OPT INT CPU                        1         $9,646.50
See Invoice #0016828                     Annual Gold Support for 36GB D1000                         1         $2,954.00
See Invoice #0016828                     Annual Gold Support for WS U5/360                          1           $442.00
See Invoice #0016828                     Annual Gold Support for SC 2.2 for E4/5x00                 1         $5,103.00
See Invoice #0016828                     Annual Gold Support for SC 2.2 for OPS                     1         $1,701.00
See Invoice #0016828                     Annual Gold Support for 91-BG A3500 &                      1        $13,402.00
See Invoice #0016828                     Annual Gold Support for Storedge A3500                     1             $0.00
See Invoice #0017035                     ASG Installation Services                                  1                      $4,990.00

                             Collateral Schedule A
                                       to
                                Schedule No. 01

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Kent DataComm
                              Vendor
Serial Number                 Item #                         Description                        Quantity       Total       Soft Cost
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764485         WS-C6509                 Catalyst 6509 Chassis IDF 1 & 2             2          $14,392.80
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764485         WS-CAC-1300W             Catalyst 6000 1300W AC Power Supply         2           $5,752.80
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764485         WS-CAC-1300W/2           Catalyst 6000 Second 1300W AC Power         2           $5,752.80
                                                       Supply
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764485         WS-X6K-SUP1-2GE          Catalyst 6000 Supervisor Engine 1, 2GE      2          $14,392.80
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764485         MEM-C6K-FLC16M           Catalyst 6000 Supervisor PCMCIA Flash       2             $576.00
                                                       Mem Card
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764485         WS-X6248-RJ-45           Catalyst 6000 48-port 10/100 RJ-45          6          $56,138.40
                                                       Module
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764485         WS-G5484                 100Base-SX Short Wavelengh GBIC             4           $1,440.00
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764485         CON-SNTP-WS-C6509        24x7x4 Service, Catalyst 6509               2          $20,800.00
------------------------------------------------------------------------------------------------------------------------------------
                                                       Shipping & Handling                                                 $303.45
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-C6509                 Catalyst 6509 Chassis MDF                   1           $7,196.40
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-CAC-1300W             Catalyst 6000 1300W AC Power Supply         1           $2,876.40
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-CAC-1300W/2           Catalyst 6000 Second 1300W AC Power         1           $2,876.40
                                                       Supply
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-X6K-SUP1-2GE          Catalyst 6000 Supervisor Engine 1, 2GE      1           $7,196.40
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         MEM-C6K-FLC16M           Catalyst 6000 Supervisor PCMCIA Flash       1             $288.00
                                                       Mem Card
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-X6K-SUP1-2GE          Catalyst 6000 Supervisor Engine 1, 2GE      1           $7,196.40
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         MEM-C6K-FLC16M           Catalyst 6000 Supervisor PCMCIA Flash       1             $288.00
                                                       Mem Card
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-X6408-GBIC            Catalyst 6000 8-port Gigabit Ethernet       2          $14,392.80
                                                       Module
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-X6248-RJ-45           Catalyst 6000 48-port 10/100 RJ-45 Module   1           $9,356.40
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-G5484                 1000Base-SX Short Wavelengh GBIC            4           $1,440.00
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         WS-X6302-MSM             Catalyst 6000 Multilayer Switch Module      1          $14,396.40
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764488         CON-SNTP-WS-C6509        24x7x4 Service, Catalyst 6509               1          $10,400.00
------------------------------------------------------------------------------------------------------------------------------------
                                                       Shipping & Handling                                                 $210.75
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764494         LDIR-430                 LocalDirector 430                           2          $36,000.00
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764494         CAB-AC                   Power Cord, 110V                            2           $7,833.60
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764494                                  CON-SNTP-LDIR430, smartnet premium          2           $6,968.82
                                                       24x7x4
------------------------------------------------------------------------------------------------------------------------------------
                                                       Shipping & Handling                                                 $116.25
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         CISCO7206VXR             Cisco 7206VXR, 6-slot Chassis 1 AC Supply   2          $10,080.00
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         PWR-7200/2               Cisco 7200 Dual AC Power Supply Option,     2           $4,320.00
                                                       280W
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         S72CH-12.0.4T            IP/FW                                       2           $7,200.00
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         FR-IR72                  Cisco IOS 7200 Series InterDomain           2           $4,896.00
                                                       Routing/Tag
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         C7200-I/O-FE             Cisco 7200 Input/Output Controller with     2           $3,600.00
                                                       Fast Ethernet Port
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         MEM-I/O-FLD16M           Cisco 7200 I/O PCMCIA Flash Memory, 16MB    2             $576.00
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         MEM-I/O-FLD40M           Cisco 7200 I/O PCMCIA Flash Memory, 40MB    2             $576.00
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         NPE-300                  Cisco 7200VXR Network Processing Engine     2          $10,800.00
                                                       300
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         PA-2FEISL-TX             2 Port Fast Ethernet/ISL 100Base TX Port    2           $5,472.00
                                                       Adapter
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         PA-POS-OC3MM             1-Port Packet/SONET OC3c/STM1 Multimode     2           $8,640.00
                                                       Port adapter
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493         PA-A3-T3                 1-Port ATM Enhanced DS3                     4          $23,040.00
------------------------------------------------------------------------------------------------------------------------------------

                  goracing.com, inc.                         5

                             Collateral Schedule A
                                       to
                                Schedule No. 01



                                                                                                     Kent DataComm

Serial Number            Vendor Item #            Description                                Quantity     Total        Soft Cost
------------------------------------------------------------------------------------------------------------------------------------
See Invoice #99764493   CON-SNTP-7206       Cisco 7206 SMARTnet Premium Maintenance              2      $6,912.00

                                            Shipping & Handling                                                         $290.85

See Invoice #99764489   WS-C6509            Catalyst 6509 Chassis                                3     $21,589.20

See Invoice #99764489   WS-CAC-1300W        Catalyst 6000 1300W AC Power Supply                  3     $ 8,629.20

See Invoice #99764489   WS-CAC-1300W/2      Catalyst 6000 Second 1300W AC Power Supply           3     $ 8,629.20

See Invoice #99764489   WS-X6K-SUP1-2GE     Catalyst 6000 Supervisor Engine 1, 2GE               3     $21,589.20

See Invoice #99764489   MEM-C65-FLC16M      Catalyst 6000 Supervisor PCMCIA Flash Mem Card       3     $   864.00

See Invoice #99764489   WS-X6408-GBIC       Catalyst 6000 8-port Gigabit Ethernet Module         3     $21,589.00

See Invoice #99764489   WS-X6248-RJ-45      Catalyst 6000 48-port 10/100 RJ-45 Module            3     $28,069.20

See Invoice #99764489   CON-SNTP-WS-C6509   24x7x4 Service, Catalyst 6509                        3     $31,200.00

                                            Shipping & Handling                                                         $341.25

See Invoice #99764491   NRS-2FE             NetRanger Sensor, 2 10/100bT Intfc                   2     $27,360.00

                                            CON-SNTP-LDIR430, smartnet premium 24x7x4            2     $ 8,635.00

                                            Shipping & Handling                                                         $ 90.45

See Invoice #2125819    PA-2FEISL-TX        2 Port Fast Ethernet/ISL 100Base TX Port Adapter     2     $ 5,472.00

                                            Shipping & Handling                                                         $ 28.07

See Invoice #2152775    CON-SNTP-NRS-2FE    SNTP Svc, NetRanger Sensor, 2 10/100bT Intfc         2     $ 2,308.74

See Invoice #2152775    CON-SNTP-LDIR430    24X7X4 Service, LDIR-430, LocalDirector 430          2     $ 1,863.18

See Invoice #2152775    CON-SNTP-7206       SNTP Svc, -7206                                      2     $ 2,688.00

                             Collateral Schedule A
                                       to
                                Schedule No. 01



                                                                                                     ORACLE

Serial Number            Vendor Item #            Description                                Quantity     Total        Soft Cost
------------------------------------------------------------------------------------------------------------------------------------
                        OR-0308iPLPU         Oracle Enterprise server V8i                     4800     $297,600.00

                                             perpetual license, power unit                             $     0.00

                                             Diagnostics Pack                                 4800     $ 22,320.00

                                             Tuning Pack                                      4800     $ 22,320.00

                        OR-050PARALLEL8iPUSL Oracle Enterprise Edition Parallel server V8i    4800     $119,040.00

                                              perpetual license, power unit annual support             $      0.00

                                             Designer/2000                                      3      $  5,575.00

                                             1 Year Annual Technical Support                    1      $ 96,378.00

                                             Oracle Designer 2.1 for Microsoft                  1         5,575.00

                                             Silver Advance Service for Oracle Design           1         1,518.00


                             Collateral Schedule A
                                       to
                                Schedule No. 01

                               Vendor                                               Accure Software Inc.
Serial Number                   Item#             Description               Quantity        Software      Soft Cost
---------------------------------------------------------------------------------------------------------------------
                                         Base Product                              1      $17,000.00
                             Software    Software Support - 17.5% of
                                           software list price in year 1           1                      $69,644.00
                Additional Components    UNIX CPUs Analyzed                       33     $329,967.00
                Additional Components    Non-UNIX CPUs Analyzed                    4      $31,996.00
                Additional Components    Network Segments Monitored                1       $4,000.00
                Additional Components    Vignette Bridge                           1      $15,000.00
                                         Quick Insight                             1       $7,500.00
                                         Administrator's Training                  1                       $2,000.00
                                         Business Analyst Training                 2                       $2,000.00
                             Discount    Special Discount Incentive                1     $156,328.00

                                    ANNEX C
                                       TO
                                SCHEDULE NO. 01
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF AUGUST 9, 1999

                           CERTIFICATE OF ACCEPTANCE

To: GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors and assigns, if any, "LESSOR")

     Pursuant to the provisions of the above schedule and lease (collectively, the "LEASE"), Lessee hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; (c) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents; and (d) the Equipment was first delivered to Lessee within ten (10) days of the date hereof.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                            DESCRIPTION OF EQUIPMENT

NUMBER
OF UNITS     MANUFACTURER      SERIAL NUMBERS    MODEL AND TYPE OF EQUIPMENT
--------     ------------      --------------    ---------------------------

             Numerous Personal Computers, monitors, printers, software and the various equipment needed for installation and running of the systems.

        SEE COLLATERAL SCHEDULE A ATTACHED TO EQUIPMENT SCHEDULE NO. 01
               FOR THE VARIOUS EQUIPMENT, SERIAL NUMBERS AND COST

Equipment immediately listed above is located at: 4707 E. Baseline Road, Phoenix, Maricopa County, AZ

                                                       goracing.com,Inc.



                                                 By:  /s/ CHRIS BESING
                                                     ------------------------

                                                 Title:  C.E.O.
                                                        ---------------------

                                                 Dated:   10/01/99
                                                        ---------------------

[GE LOGO]

                                                                      GE Capital
--------------------------------------------------------------------------------
                                General Electric Capital Corporation
                                One Lincoln Centre, 5400 LBJ Freeway, Suite 1280 Dallas, TX 75240
                                972 419-3200




November 4, 1999


goracing.com,inc.
1480 South Hohokam Drive
Tempe, AZ 85281
Attn: Dean Jargo

Dear Mr. Jargo:

Attached please find the following documents.

1.   Equipment Schedule No. 02
2.   Collateral Schedule A
3.   Annex C (Certificate of Acceptance)
4.   1-UCC-1 Financing Statement, (SOS-AZ)
5.   Invoice for Documentation & 1st Payment

The master documents dated 08/09/1999 will also be used for this schedule.

Please execute the documents and return the original by Federal Express. Should you have any questions, please call. Thanks.


Sincerely,
General Electric Capital Corporation

/s/ Vicki Braches

Vicki Braches
Documentation Specialist





A GE Capital Services Company

                          COMPUTER EQUIPMENT SCHEDULE
                                SCHEDULE NO. 02
                               DATED THIS 11/5/99
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF AUGUST 9, 1999

LESSOR & MAILING ADDRESS:               LESSEE & MAILING ADDRESS:

GENERAL ELECTRIC CAPITAL CORPORATION    GORACING.COM, INC.
ONE LINCOLN CENTRE, 5400 LBJ FREEWAY    4707 E. BASELINE ROAD
SUITE 1280, L.B.3                       PHOENIX, AZ 85040
DALLAS, TX 75240

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT" said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the "EQUIPMENT").

 NUMBER    CAPITALIZED
OF UNITS  LESSOR'S COST       MANUFACTURER   SERIAL NUMBER  MODEL AND TYPE OF EQUIPMENT
--------  -------------       ------------   -------------  ---------------------------
   1      $1,048,073.67                                     Computers, printers, software and the
                                                            various equipment needed for installation
                                                            and running of the system.

           SEE COLLATERAL SCHEDULE A ATTACHED HERETO FOR THE VARIOUS
                        EQUIPMENT, SOFTWARE, AND COSTS.

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof by and between Lessee and Lessor whether now owned or hereafter acquired.

     Equipment immediately listed above is located at: 1480 S. Hohokam Drive, Tempe, Maricopa County, AZ 85281

B. FINANCIAL TERMS

1. Advance Rent (if any): NOT APPLICABLE           5. Basic Term Commencement Date: NOVEMBER 5, 1999
2. Capitalized Lessor's Cost: $1,048,073.67        6. Lessee Federal Tax ID No.: 860956244
3. Basic Term (No. of Months): 36 Months.          7. Last Delivery Date: NOVEMBER 5, 1999
4. Basic Term Lease Rate Factor: 3.034789%         8. Daily Lease Rate Factor: N/A

 9. First Termination Date: THIRTY-SIX (36) months after the Basic Term Commencement Date.

10. Interim Rent: For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on NOT APPLICABLE.

11. Basic Term Rent. Commencing on NOVEMBER 5, 1999 and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

C. TAX BENEFITS     Depreciation Deductions:

    1. Depreciation method is the 200% declining balance method, switching to straight line method for the 1st taxable year for which using straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

    2. Recovery Period: FIVE (5) YEARS.

    3. Basis: 100% of the Capitalized Lessor's Cost.

D. PROPERTY TAX

    APPLICABLE TO EQUIPMENT LOCATED IN 1480 S. HOHOKAM DRIVE, TEMPE, MARICOPA COUNTY, AZ 85281: Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

     Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A

     NOTICE IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS ADVANCED SYSTEMS GROUP, BROADCAST SOFTWARE INT'L, BROADCAST SUPPLY WORLDWIDE, ENGAGE TECHNOLOGIES, INC., KENT DATACOMM, ORACLE, PACIFIC RESEARCH & ENGINEERING CORP., VIGNETTE CORPORATION (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE NAD COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*

              Termination           Stipulated                             Termination        Stipulated
                 Value              Loss Value                                 Value           Loss Value
Rental         Percentage           Percentage            Rental            Percentage         Percentage
------        -----------           ----------            ------            -----------        ----------
 1             103.568               107.890                19                57.275             68.839
 2             101.160               105.844                20                54.534             66.500
 3              98.720               103.847                21                51.776             64.144
 4              96.262               101.791                22                48.998             61.769
 5              93.787                99.718                23                46.203             59.376
 6              91.294                97.627                24                43.391             56.966
 7              88.784                95.519                25                40.559             54.536
 8              86.256                93.394                26                37,709             52,089
 9              83.712                91.252                27                34.842             49.624
10              81.149                89.091                28                31.955             47.139
11              78.568                86.913                29                29.048             44.635
12              75.970                84.717                30                26.125             42.114
13              73.353                82.503                31                23.186             39.577
14              70.719                80.271                32                20.230             37.024
15              68.067                78.021                33                17.259             34.455
16              65.396                75.753                34                14.267             31,865
17              62.706                73.465                35                11.258             29.259
18              59.999                71.161                36                 8.234             26.637


* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   MODIFICATIONS AND ADDITIONS FOR THIS SCHEDULE ONLY

     For purposes of this Schedule only, the Agreement is amended as follows:

     EQUIPMENT SPECIFIC PROVISIONS

          The MAINTENANCE Section of the Lease is amended by adding the following as the third sentence in subsection (a):

          Lessee agrees that upon return of the Equipment, it will comply with all original manufacturer's performance specifications for new Equipment without expense to Lessor. Lessee shall, if requested by Lessor, obtain a certificate or service report from the manufacturer attesting to such condition.

          Each reference contained in this Agreement to:

           (a) "Adverse Environmental Condition" shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environment Emission), of or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environment aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules, regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any

Equipment.

     (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

     (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PCBs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

     (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

     (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

     (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulations promulgated pursuant thereto.

     (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

     (h) "Person" shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss.

     The provisions of this Schedule shall survive any expiration or termination of the Lease and shall be enforceable by lessor, its successors and assigns.

     RETURN CONDITIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

     (a) Upon the request of Lessor, Lessee shall no later than ninety (90) days prior to the expiration or other termination of the Lease provide:

          (i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          (ii) a complete and current set of all manuals, equipment configuration, setup and operation diagrams, maintenance records and other data that may be reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

          (iii) a certification of the manufacturer or of a maintenance provider acceptable to Lessor that the Equipment (1) has been tested and is operating in accordance with manufacturers specifications (together with a report detailing the condition of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s) and (2) that the Equipment qualifies for the manufacturers used equipment maintenance program.

     (b) Upon the request of Lessor, Lessee shall, no later than sixty (60) days prior to the expiration or other termination of the Lease, make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (c) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturers recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental laws, rules and regulations.

     (d) The Equipment shall be deinstalled and packed by or under the supervision of the manufacturer or such other person acceptable to Lessor in accordance with manufacturers recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturers recommendations and applicable governmental laws, rules and regulations.

     (e) Provide for transportation of the Equipment in a manner consistent with the manufacturer's recommendations and practices to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locations.

H.   PAYMENT AUTHORIZATION

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

COMPANY NAME                             ADDRESS                              AMOUNT
------------                             -------                              ------
Advanced Systems Group, Inc.             12405 North Grant Street             $286,319.00
                                         Thornton, CO 80241

Broadcast Supply Worldwide               7012 - 27th Street West              $ 26,454.24
                                         Tacoma, WA 98466

Broadcast Software International         1925 Bailey Hill Road, Suite A       $  9,426.00
                                         Eugene, OR 97405

Engage Technologies                      100 Brookstone Square, 1st Floor     $ 52,608.00
                                         Andover, MA 01810

Kent Datacomm                            P.O. Box 201523                      $ 61,634.85
                                         Houston, TX 77216-1523

Oracle                                   Per Wire Instructions:               $  6,976.58
                                         Wells Fargo Bank
                                         Chicago, IL
                                         ABA# 121000248
                                         Account # 4522-020841

Pacific Research & Engineering Corp.     2070 Las Palmas Drive                $ 11,555.00
                                         Carlsbad, CA 92009

Vignette Corporation                     901 S. MoPac Expwy                   $593,100.00
                                         Building 3
                                         Austin, TX 78746

     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.


     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION    goracing.com, inc.

By:                                     By: /s/ CHRIS BESING
    --------------------------------        ------------------------------------

Name:                                   Name: CHRIS BESING
      ------------------------------          ----------------------------------

Title:                                  Title: CEO
       -----------------------------           ---------------------------------

                             Collateral Schedule A
                                       to
                                Schedule No. 02


                                            ADVANCED SYSTEMS GROUP
                      VENDOR
  SERIAL NUMBER       ITEM#                      DESCRIPTION                     QUANTITY      HARDWARE           SOFTWARE
===============================================================================================================================
                       MD-NBS-1500-0       NETBACKUP FOR SUN MEDIA & DOC KIT         1                             $   200.00
                       SL-NBS1-1500-0      NETBACKUP SERVER LICENSE FOR SUN          2                             $11,900.00
                       DS-NBS1-1500-0      DIRECT ASSIST SUPPORT                     2                             $ 2,602.00
                       SL-NBC1-1500-2      NETBACKUP CLIENT/1 LICENSE F/SOLARIS     32                             $15,680.00
                       DS-NBC1-1500-2      DIRECT ASSIST SUPPORT                    32                             $ 3,424.00
                       MD-NBC1-1400-0      NBU MEDIA/DOCS (SOLARIS X86)              1                             $   100.00
                       SL-NBC1-1400-2      NBU CLIENT LIC (SOLARIS X86)              2                             $   980.00
                       DS-NBC1-1400-2      NBU CLIENT SUPPORT (SOLARIS X86)          2                             $   214.00
                       MD-NBD1-1500-0      NBU DB EXT MEDIA/DOC KIT-ORACLE, SYSBAS   1                             $   100.00
                       SL-NBO1-1500-2      NBU DATABASE EXTENSION FOR ORACLE-LI      1                             $ 3,500.00
                       DS-NBO1-1500-2      DIRECT SUPPORT: NBU DATABASE EXTENSION    1                             $   765.00
                       SL-NHR1-1500-4      NBU ROBOTIC SUPPORT - TIER 4              1                             $17,500.00
                       DS-NHR1-1500-4      NBU SUPPORT - ROBOTICS TIER 4             1                             $ 3,825.00
                       SL-NAR-1500-4       NBU ROBOTIC SUPPORT - TIER 4 2ND CONNEC   1                             $ 7,000.00
                       DS-NAR1-1500-4      NBU SUPPORT - ROBOTICS TIER 4 2ND         1                             $ 1,530.00
                       CS-NBV1-9900-1      VERITAS VAULT EXTENSION                   1                             $15,000.00
                       CS-NBV3-9900-1      SUPPORT - VERITAS VAULT EXTENSION         1                             $ 2,550.00
                       99-0161-01          SCALAR 1000 DLT CNTRL MOD, 6 DRIVE BAYS   1         $36,800.00
                       93-1170-02          SCALAR 100/DLT DRIVE MODULE DLT7000, H    6         $45,000.00
                       X1065A              ULTRA F/W/D SCSI ADAPTER                  4         $ 3,936.00
                       S979A               OPT CABLE DSCSI 12M                       4         $ 1,060.00
                       X5235A              9, 1GB, 1000RPM EXP DISK FOR A1000/D10    2         $ 2,070.00
                       ASG-INSTALL         ASG INSTALLATION SERVICES                 1                             $23,500.00
                       99-0170-01          SCALAR 1000 ON-SITE INSTALLATION          1                             $ 1,500.00
                       A26-AA-R            ENTERPRISE 250 SERVER BASE/RACKMOUNT      2         $ 7,948.00
                                           937h3075
                                           937h307C
                       X119A               400MHZ-2MB ULTRASPARC - 11 PROCESSOR MO   4         $20,160.00
                                           19316
                                           22770
                                           W/937H3075
                                           W/937H307C
                       X7004A              256MB FOR ULTRA (2X128MB)                 8         $10,800.00
                       X5234A              9, GB 1000 - RPM ULTRASCSI HARD DRIVE    12         $11,880.00
                       X3668A              PGX32 8BIT COLOR FRAME BUFFER W/          2         $   532.00
                       X9683A              REDUNDANT POWER SUPPLY                    2         $ 1,252.00

                               goracing.com, inc.                             1

                             Collateral Schedule A
                                       to
                                Schedule No. 02

                             ADVANCED SYSTEMS GROUP

                      VENDOR
SERIAL NUMBER         ITEM #                        DESCRIPTION                 QUANTITY     HARDWARE    SOFTWARE
-------------   -----------------   -----------------------------------------   --------     ---------   ---------
                X1032A              100BT & F/W SCSI PCI ADAPTER                    2        $1,512.00
                SL-WEB1-1500-1      WEB EDITION - LICENSE ONLY, TIER 2 W/V          2                    $7,744.00
                DS-WEB1-1500-1      WEB EDITION - DIRECT ASSIST SUPPORT ON          2                    $1,834.00
                X311L               POWER CORD                                      4        $      --
                IS-ESB              ENTERPRISE SYSTEM BUILD BY ACCESS INTE          2        $      --
                ASG-INSTALL         ASG INSTALLATION SERVICES                       2                    $3,990.00
                SUN-SPECTRUM13      SUN SPECTRUM MAINTENANCE                        2                    $3,876.00
                A21UHC1A9P-B256CP   ULTRA 5, 333MHZ, 256MB, 9GB, CD, PGX G          1        $3,641.00
                X7119A              19" COLOR MONITOR                               1        $  711.00
                ISOL-2.6-USL-P      SOLARIS 2.6 FOR X86 WGS MEDIA, LICENSE          3                    $2,085.00
                X3515A              UNIX TYPE-6 KEYBOARD - U.S./IN AMERICAN         1        $      --
                SUN-SPECTRUM17      SUN SPECTRUM MAINTENANCE                        1                    $  429.00
                ASG-INSTALL         ASG INSTALLATION SERVICES                       1                    $  995.00
                SG-XARY030A         72" STOREGE EXPANSION RACK                      2        $5,700.00
                X9818A              FRONT DOOR ASSEMBLY FOR 72" CABINET             1        $  494.00
                X3858A              POWER CORD FOR A3500, DOMESTIC                  2        $      --
Invoice #
006655-6714-6718-6719F



                               goracing.com,inc.                               2

                             Collateral Schedule A
                                       to
                                Schedule No. 02

                        BROADCAST SOFTWARE INTERNATIONAL

                      VENDOR
SERIAL NUMBER         ITEM #                        DESCRIPTION                 QUANTITY     HARDCOST    SOFTWARE
-------------   -----------------   -----------------------------------------   --------     ---------   ---------
                WSR                 WaveStation-Digital Audio Automation            1                     $900.00
                STR                 STINGER                                         2                     $398.00
                CMR                 Call Master                                     1                     $349.00
                CPRO                Cool Edit Pro 1.1                               1                     $349.00
                ASI4113             AudioScience ASI4113 - Triple Play,             3         $7,185.00
                                      Single Record Balanced Audio Adaptor
                Tele.Training       Telephone Training - Buy 2 hours get 1 hour     2                     $100.00
                                      free special
                Shipping            Prep, Handling & Insured Shipping                                     $ 46.00


                             Collateral Schedule A
                                       to
                                Schedule No. 02

                           BROADCAST SUPPLY WORLDWIDE

SERIAL NUMBER            VENDOR ITEM #                 DESCRIPTION               QUANTITY       HARDCOST          SOFTWARE
---------------------------------------------------------------------------------------------------------------------------
                         DNM2000R              MINIDISC DJ RECORDER/PLAYER             3           $1,866.00
                         DN2500F               CD PLAYER, DUAL TRANSPORT DJ            2           $1,992.28
                         K240M                 HEADPHONE                               6           $  450.00
                         610                   BROADCAST AUDIO DELAY                   1           $2,194,00
                         501                   SINGLE CHANNEL COMP/LIMITER             2           $  596.00
                         2200                  OPTIMOD, FM ANALOG I/O                  1           $3,670,00
                         HSC200SR              BROADCAST ELECTRET HEADSET              2           $  370.00
                         DT190                 HEADSET W/INSTALLED CONNECTO            4           $1,096,00
                         RE20                  MICROPHONE, DYNAMIC CARDIOID            6           $2,220.00
                         309A                  SHOCK MOUNT FOR RE20                    6           $  549.90
                         MS12C                 MIC STAND, FLOOR                        3           $   65.16
                         LM1-3BLK              MIC BOOM, HEAVY DUTY 3LB, BLA           5           $  244.20
                         WS1BLU                WINDSCREEN, RE20/MD421U-NAVY            3           $   49.56
                         WS1GR                 WINDSCREEN, RE20/MD421U-GREEN           3           $   49.56
                         M25                   MIC CABLE, 25' LOW Z #SMM25             5           $   35.65
                         M10                   MIC CABLE, 10' LOW Z #SMM10             5           $   34.80
                         SMM5                  MIC CABLE, MALE TO FEMALE XLR           5           $   29.40
                         420                   AMPLIFIER, POWER-STEREO                  2           $  597.68
                         NS10MS                SPEAKERS, MONITOR-PAIR                  2           $  654.00
                         HA6A                  AMPLIFIER, HEADPHONE                    1           $  274.00
                         528E                  VOICE PROCESSOR                         2           $1,032.00
                         8451BLKBOX            CABLE, IN BOX, 1000' - BLACK            1           $   80.00
                         CW2K12X12CH           CUTTING WEDGE 2000, 12" X 12" - CHA   256           $  596.48
                         CW2K2X4CH             CUTTING WEDGE 2000, 2 X 4 - CHARC     128           $2,387.20
                         FREIGHT CHAR          MISC. FREIGHT CHARGE                    1           $  350.00
                         220                   DIRECT INTERFACEMODULE (DIM)            1           $1,691.00
                         310                   SWITCH CONSOLE                          1           $  600.00
                         140                   DIGITAL HYBRID, 200 DELTA               1           $1,636.00
                         900#                  TELOS MYTEL 0702-000                    1           $  270.00
                         AW                    LIGHT, ON AIR, SINGLE LENDS, WAL        1           $   97.91
                         RW                    LIGHT, RECORDING, SINGLE LENS           1           $   97.91
                         AC                    LIGHT, ON AIR, DUAL LENS, WALL          1           $  115.51
                         RC                    LIGHT, RECORDING, SUAL LENDS, WALL      2           $  231.02
                         900#                  PROLITE BC BLACK CEILING DOUB           2           $  231.02

                               goracing.com, inc.                            4

                             Collateral Schedule A
                                       to
                                Schedule No. 02

                           ENGAGE TECHNOLOGIES, INC.

SERIAL NUMBER         VENDOR ITEM #              DESCRIPTION                             QUANTITY       HARDCOST       SOFTWARE
---------------------------------------------------------------------------------------------------------------------------------
                                         Accipiter Gold License Upgrade                       1                        $32,600.00
                                         Pro-rated Support Contract Upgrade (Until 11/31/1    1                        $ 1,358.00
                                         Annual Support Contract (Until 11/3/2000)            1                        $11,150.00
                                         Consulting for transition to UNIX                    5                        $ 7,500.00

                               goracing.com, inc.                            5

                             Collateral Schedule A
                                       to
                                Schedule No. 02

                                 KENT DATACOMM

                 VENDOR
SERIAL NUMBER    ITEM#                             DESCRIPTION                                QUANTITY   HARDWARE  SOFTWARE
----------------------------------------------------------------------------------------------------------------------------
               NM-16AM=               16 Port Analog Modem Network Module, Spare                  1     $ 3,168.00
               WIC-1DSU-T1=           1-Port T1/Fractional T1 DSU/CSU WAN Interface Card          1     $   720.00
               CSNT-2.3               CiscoSecure ACS V2.3 for Windows NT                         1     $ 3,240.00
               WS-G5484=              1000BASE-SX "Short Wavelength GBIC" (Mullimode on)         10     $ 3,600.00
               WS-X6248-RJ-45=        Catalyst 6000 48-port 10/100 RJ-45 Module, Spare            3     $28,069.20
               15951                  DalaSMART T3/E3 IDSU, AC                                    2     $ 6,892.50
               C7200-I/O=             Cisco 7200 Input/Output Controller, Spare                   2     $ 1,440.00
               RETURN - C7200-I/O-FE  Cisco 7200 Input/Output Controller with Fast Ethernet Port  2     $(3,600.00)
               MEM-SD-NPE-128MB       128MB Memory Upgrade Kit for NPE-30                         2     $ 3,456.00
               WS-X6302-MSM           Catalyst 6000 Multilayer Switch Module                      1     $14,396.40
               SFC6-MSM-12.0.1W       Catalyst 6000 MSM IP/IP-Multicast Routing Feature Set       1     $       --
               WS-X6302-MSM           Catalyst 6000 Multilayer Switch Module                      1     $       --
               SFC6-MSM-12.0.1W       Catalyst 6000 MSM IP/IP-Multicast Routing Feature Set       1     $       --
                                      Shipping                                                                       $252.75

                               goracing.com, inc.                             6

                             Collateral Schedule A
                                       to
                                Schedule No. 02

                                     ORACLE

                 VENDOR
SERIAL NUMBER    ITEM#                             DESCRIPTION                                QUANTITY   HARDCOST  SOFTCOST
----------------------------------------------------------------------------------------------------------------------------
                                      Silver Advance Service for Oracle Design                    1                $1,680.00
                                      Designer & Oracle Toos CD Pack v1 for                       1                $5,296.58
                                      Microsoft Windows 95/98/N

                               goracing.com, inc.                             7

                             Collateral Schedule A
                                       to
                                Schedule No. 02

                                           PACIFIC RESEARCH & ENGINEERING
                   VENDOR
SERIAL NUMBER      ITEM #                  DESCRIPTION                           QUANTITY     HARDCOST      SOFT COST
----------------------------------------------------------------------------------------------------------------------
                  99-970-1     12-Input Airwave Mainframe Assembly                   1       $ 3,439.00
                   99-962      Stereo Line Input Module                             11       $ 6,006.00
                   99-963      Telephone Line Input/Mix-Minus Output Module          1       $   615.00
                  99-1109      Audio Wiring System for Airwave-12 Console            1       $ 1,495.00


                               goracing.com, inc.                              8

                             Collateral Schedule A
                                       to
                                Schedule No. 02

                                                   VIGNETTE CORPORATION
                VENDOR
SERIAL NUMBER   ITEM #                          DESCRIPTION                      QUANTITY     PRICE/EA.     HARDCOST    SOFT COST
----------------------------------------------------------------------------------------------------------------------------------
               SS-Department         StoryServer Live Delivery Server License         2     $100,000.00                $200,000.00
               Page Views-2000K      StoryServer Page View License 2000K/Day          6      $40,000.00                $240,000.00
               SS-Developer-5VDC-5   StoryServer Template Developer License           1                                 $20,000.00
               SS-SM                 StoryServer Updates and Web-Based Support        1                                $107,100.00
               SS-TS-2               StoryServer Phone Support                        1                                 $10,000.00
               VT-CSS0S4             StoryServer Training                             1                                 $16,000.00

                               goracing.com, inc.                              9

(8/91)                               ANNEX C
                                       TO
                                SCHEDULE NO. 02
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF August 9, 1999

                           CERTIFICATE OF ACCEPTANCE

To: GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors and assigns, if any, "LESSOR")

     Pursuant to the provisions of the above schedule and lease (collectively, the "LEASE"), Lessee hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; (c) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents; and (d) the Equipment was first delivered to Lessee within ten (10) days of the date hereof.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                            DESCRIPTION OF EQUIPMENT

 NUMBER
OF UNITS      MANUFACTURER           SERIAL NUMBERS      MODEL AND TYPE OF EQUIPMENT
--------      ------------           --------------      ---------------------------
              Numerous                                   Computers, software and the various
                                                         equipment needed for installation
                                                         and running of the system.

     SEE COLLATERAL SCHEDULE A ATTACHED TO EQUIPMENT SCHEDULE NO. 2 FOR THE
                      VARIOUS EQUIPMENT SOFTWARE AND COST.

Equipment immediately listed above is located at: 1480 S. Hohokam Drive, Tempe, Maricopa County, AZ 85281


                                             goracing.com, inc.


                                             By:    /s/ Chris Besing
                                                    ---------------------
                                             Title: Chris Besing CEO
                                                    ---------------------
                                             Dated: 11/5/99
                                                    ---------------------

[GE logo]  General Electric Capital Corporation
--------------------------------------------------------------

                                             ------------------------------------------------------
                                             Billing Id.         Invoice No.         Due Date
                                             ------------------------------------------------------
                                             4092172-02                              11/05/1999
                                             ------------------------------------------------------
                                                                 Current Due         Total Due
                                             ------------------------------------------------------
                                                                 $                   $34,660.52
                                             ------------------------------------------------------

MAKE CHECKS PAYABLE AND REMIT TO:

GENERAL ELECTRIC CAPITAL CORPORATION
5400 LBJ FREEWAY, SUITE 1280,
ONE LINCOLN CENTRE, L.B.3
DALLAS, TX 75240
ATTN: VICKI A. BRACHES

                                        goracing.com,inc.
                                        1480 Hohokam Drive
                                        Tempe, AZ 85281
                                        Attn: Dean Jargo
To ensure proper credit-detach along dotted line and return upper portion with payment.

                                                  Please do not staple or fold.
--------------------------------------------------------------------------------


[GE logo] General Electric Capital Corporation

________________________________________________________________________________

                    BILLING ID.         CUSTOMER NO.        OFFICE ID.          CUSTOMER SERVICE
                    4092172-002                             8230                1-800-YES-GECC
                    INVOICE NO.         INVOICE DATE        DUE DATE            TOTAL DUE
                                        11/03/99            11/05/99            $34,660.52



goracing.com,inc.
1480 Hohokam Drive
Tempe, AZ 85281
Attn: Dean Jargo

--------------------------------------------------------------------------------------------------------
          ACCOUNT             DUE DATE                 DESCRIPTION                      AMOUNT
--------------------------------------------------------------------------------------------------------
       4092172-002            11/03/99              1st Payment                               $31,806.82
                                                    Sales Tax @ 7.40%                         $ 2,353.70
                                                    Documentation Fee                          $  500.00
--------------------------------------------------------------------------------------------------------

RETAIN THIS PORTION
hSLB/CS(R062599)

                               FURNITURE SCHEDULE
                                SCHEDULE NO. 003
                              DATED THIS 12/29/99
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF August 9, 1999


Lessor & Mailing Address:                                   Lessee & Mailing Address:
-------------------------                                   -------------------------
GENERAL ELECTRIC CAPITAL CORPORATION                        goracing.com, inc.
ONE LINCOLN CENTRE, 5400 LBJ FREEWAY SUITE 1280, L.B. 3     4707 E. BASELINE ROAD
DALLAS, TX 75240                                            PHOENIX, AZ 85040

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT" said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the "EQUIPMENT").

    NUMBER       CAPITALIZED
    OF UNITS     LESSOR'S COST     MANUFACTURER                SERIAL NUMBER     MODEL AND TYPE OF EQUIPMENT
    1            $800,000.00        Misc. Furniture & Fixtures                   All of Debtor's now owned and hereafter
                                                                                 acquired furniture and fixtures, together
                                                                                 with all parts, attachments, accessories,
                                                                                 substitutions, repairs, improvements and
                                                                                 replacements thereto, and any proceeds
                                                                                 thereof, including but not limited to
                                                                                 insurance proceeds.

    Equipment immediately listed above is located at: 1480 S. Hohokam Drive, Tempe, Maricopa County, AZ 85281

B.  FINANCIAL TERMS

    1. Advanced Rent (if any): NOT APPLICABLE      5. Basic Term Commencement Date: JANUARY 2, 2000

    2. Capitalized Lessor's Cost: $800,000.00      6. Lessee Federal Tax ID No.: 860956244

    3. Basic Term (No. of Months): 60 MONTHS.      7. Last Delivery Date: DECEMBER 29, 1999

    4. Basic Term Lease Rate Factor: 1.8941903%    8. Daily Lease Rate Factor: .0613968%

    9. First Termination Date: Thirty-six (36) months after the Basic Term Commencement Date.

   10. Interim Rent: For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on JANUARY 1, 2000.

   11. Basic Term Rent. Commencing on JANUARY 2, 2000 and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

C.  TAX BENEFITS     Depreciation Deductions:

    1. Depreciation method is the 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

    2. Recovery Period: 7 YEARS

    3. Basis: 100% OF THE CAPITALIZED LESSOR'S COST.

D.   PROPERTY TAX

APPLICABLE TO EQUIPMENT LOCATED AT 1480 S. HOHOKAM DRIVE, TEMPE, MARICOPA COUNTY, AZ 85281: Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A NOTICE

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS goracing.com,inc. (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*



          Termination    Stipulated               Termination    Stipulated
          Value          Loss Value               Value          Loss Value
Rental    Percentage     Percentage     Rental    Percentage     Percentage

   1      103.721        107.735          31      64.317         70.435
   2      102.601        106.685          32      62.842         69.031
   3      101.452        105.607          33      61.359         67.618
   4      100.273        104.498          34      59.867         66.196
   5       99.083        103.377          35      58.362         64.762
   6       97.881        102.246          36      56.849         63.319
   7       96.668        101.102          37      55.327         61.867
   8       95.443         99.948          38      53.793         60.403
   9       94.207         98.783          39      52.247         58.927
  10       92.960         97.605          40      50.693         57.443
  11       91.701         96.417          41      49.131         55.951
  12       90.431         95.217          42      47.560         54.451
  13       89.149         94.005          43      45.982         52.943
  14       87.856         92.782          44      44.392         51.422
  15       86.552         91.548          45      42.793         49.894
  16       85.238         90.305          46      41.186         48.357
  17       83.915         89.052          47      39.568         46.809
  18       82.582         87.789          48      37.946         45.257
  19       81.239         86.516          49      36.313         43.694
  20       79.885         85.232          50      34.669         42.121
  21       78.521         83.938          51      33.014         40.536
  22       77.147         82.634          52      31.348         38.941
  23       75.762         81.319          53      29.671         37.334
  24       74.367         79.994          54      27.983         35.716
  25       72.961         78.659          55      26.284         34.087
  26       71.545         77.313          56      24.573         32.446
  27       70.116         75.954          57      22.851         30.794
  28       68.679         74.587          58      21.117         29.131
  29       67.234         73.212          59      19.372         27.456
  30       65.779         71.828          60      17.615         25.769

     *The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   MODIFICATIONS AND ADDITIONS FOR THIS SCHEDULE ONLY

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. The LEASING Section subsection (b) of the Lease is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule for the Equipment (ii) evidence of insurance which complies with the requirements of the INSURANCE Section of the Lease, and (iii) such other documents as Lessor may reasonably request. Once the Schedule is signed, the Lessee may not cancel the Lease.

     2. The DELIVERY, USE AND OPERATION Section subsection (a) of the Lease shall be deleted and the following substituted in its stead:

          The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date.

     3.   BILL OF SALE

          Lessee, in consideration of the Lessor's payment of the amount set forth in B 2 above, which includes any applicable sales taxes (which payment Lessee acknowledges), hereby grants, sells, assigns, transfers and delivers to Lessor the Equipment along with whatever claims and rights Seller may have against the manufacturer and/or Supplier of the Equipment, including but not limited to all warranties and representations. At Lessors request Lessee will cause Supplier to deliver to Lessor a written statement wherein the Supplier (i) consents to the assignment to Lessor of whatever claims and rights Lessee may have against the Supplier, (ii) agrees not to retain any security interest, lien or other encumbrance in or upon the Equipment at any time, and to execute such documents as Lessor may request to evidence the release of any such encumbrance, and (iii) represents and warrants to Lessor (x) that Supplier has previously conveyed full title to the Equipment to Lessee, (y) that the Equipment was delivered to Lessee and installation completed, and (z) that the final purchase price of the Equipment (or a specified portion of such purchase price) has been paid by Lessee.

          Lessor is purchasing the Equipment for leasing back to Lessee pursuant to the Lease. Lessee represents and warrants to Lessor that (i) Lessor will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (ii) Lessee has the right to sell the Equipment; and (iii) the Equipment has been delivered to Lessee in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (iv) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

          Lessee agrees to save and hold harmless Lessor from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Lessor as a consequence of the sale of the Equipment to Lessor.

     4.   ACCEPTANCE

          Pursuant to the provisions of the Lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above has been delivered and installed (if applicable); (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

          Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

     5.   EQUIPMENT SPECIFIC PROVISIONS

     RETURN PROVISIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment, Lessee shall, at its expense:

          (a) at least ninety (90) days and not more than one hundred twenty
     (120) days prior to lease termination: (i) ensure Equipment has been maintained, and is operating, within manufacturer's specifications; and;
     (ii) cause manufacturer's representative or other qualified maintenance provider, acceptable to Lessor, to perform a physical inspection and test of all the components and capabilities of the Equipment and provide a full inspection report to Lessor, and that there shall be no missing screws, bolts, fasteners, etc.; the furniture will be free from all large scratches, marks, gouges, dents, discoloration or stains; all drawers, runners, and locks will be in good working condition to include keys; and there shall be no evidence of extreme use or overloading, i.e. bowed or sagging shelves; (iii) if during such inspection the Equipment is found not to be in compliance with the above, then Lessee shall remedy them per the Lease Agreement and provide a follow-up inspection to verify the Equipment meets the return provisions.

     (b) Upon lease termination, Lessee shall (i) have the manufacturer's representative or other person acceptable to Lessor de-install all Equipment including all wire, cable, and mounting hardware; (ii) if applicable, ensure all necessary permits and labor are obtained to deliver the Equipment; (iii) the Equipment shall be packed properly and in accordance to the manufacturer's recommendations; (iv) the Lessee shall provide for the transportation of the Equipment in a manner consistent with the manufacturer's recommendations and practices to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locations; (v) at Lessor's choice, either (1) allow Lessor, at Lessor's expense, and provided Lessor has provided reasonable notice to Lessee, to arrange for an on-site auction of the Equipment which will be conducted in a manner that will not interfere with the Lessee's business operations, or (2) Lessee shall provide free safe storage for the Equipment for a period not to exceed sixty (60) days from the Lease expiration.

6. LEASE TERM OPTIONS

   EARLY LEASE TERM OPTIONS

     The Lease is hereby amended by adding the following to the end thereof:

     CANCELLATION OPTION:

     (a) So long as no default exists hereunder and expressly provided that all of the terms and conditions of this Provision are fulfilled, Lessee may cancel the Agreement as to all (but not less than all) of the Equipment on this Schedule as of any one of the Cancellation Dates set forth below (each, a "Cancellation Date") upon at least 90 days prior written notice (the "Notice Date") to Lessor (which notice shall be irrevocable and shall be sent to the attention of Lessor's Asset Management Organization, 44 Old Ridgebury Road, Danbury, CT 06810-5105). Such notice shall state the Cancellation Date, which shall apply. If all of the terms and conditions of this Provision are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

     (b) Prior to the Cancellation Date, Lessee shall

         (i) pay to Lessor, as additional rent, (A) the Cancellation Value (set forth below for the applicable Cancellation Date) for the Equipment, plus
(B) all rent and all other sums due and unpaid as of the Cancellation Date (including, but not limited to, any Rent payment due and payable on the Cancellation Date and any sales taxes and property taxes); and

         (ii) return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive. Lessee shall bear all costs associated with such appraiser's determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to such Cancellation Date.

     (c) The Cancellation Dates and the applicable Cancellation Values are as set forth below:

            January 2, 2001          74.277% of Capitalized Lessors Costs

     (d) Lessee shall, from the applicable Notice Date through the Cancellation Date,

         (i) continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee's obligation to pay rent, and

         (ii) make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor's right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Cancellation Date.

    (e) Lessee shall, from the applicable Cancellation Date through the earlier of the date the Equipment is sold by Lessor to a third party or 30 days following the Cancellation Date, comply with the following terms and conditions:

         (i) Continue to provide insurance for the Equipment, at Lessee's own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

         (ii) Make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee's premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

          (f) The proceeds of any sale or re-lease of the Equipment after Lessee has exercised its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in or any claim upon any of such proceeds.

          The Lease is amended by adding the following thereto:

          EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase on an AS IS BASIS all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which is 48 months from the Basic Term Commencement Date for a price equal to THIRTY-THREE AND 32/100 percent (33.32%) of the Capitalized Lessor's Cost (the "FMV Early Option Price"), plus all applicable sales taxes.

     Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in the PURCHASE OPTION Section subsection (b) of the Lease hereof) of the Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of the Equipment and is not required or permitted by the MAINTENANCE Section or the RETURN OF EQUIPMENT Section of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

H.   PAYMENT AUTHORIZATION

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

     COMPANY NAME                  ADDRESS                           AMOUNT
     ---------------------------------------------------------------------------
     goracing.com, inc.            4707 E. Baseline Road             $800.000.00
                                   Phoenix, AZ 85040

     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.


     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                  LESSEE:

General Electric Capital Corporation     goracing.com, inc.

By: /s/ Arthur G. Abello                 By: /s/ David Husband
    -----------------------------------      -----------------------------------
Name: Arthur G. Abello                   Name: David Husband
Title: Senior Risk Analyst               Title: CFO Action Performance

                [ACTION PERFORMANCE COMPANIES, INC. LETTERHEAD]


December 27, 1999


GE Capital Corp.
426 N. 44th St
Suite 495
Phoenix, AZ 85008


To Whom It May Concern:

As Chairman of the Board and CEO of Action Performance Companies, Inc. ("Action"), I hereby affirm that David Husband is an authorized officer of Action, and therefore is allowed to execute agreements on behalf of Action and its wholly owned subsidiaries. These subsidiaries include goracing.com, inc. and this mandate provides David Husband the authorization to execute agreements on behalf of goracing and/or obligate Action to guarantee funds of goracing, to any of its vendors, including GE Capital Corporation.

Sincerely,



Action Performance Companies, Inc.

/s/ Fred W. Wagenhals
___________________________
Fred W. Wagenhals
C.E.O.

SLB/CS(R062599)                                                       [BAR CODE]

                               FURNITURE SCHEDULE
                                SCHEDULE NO. 004
                            DATED THIS JAN. 24, 2000
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF AUGUST 9, 1999


LESSOR & MAILING ADDRESS:                                   LESSEE & MAILING ADDRESS:
-------------------------                                   -------------------------

GENERAL ELECTRIC CAPITAL CORPORATION                             goracing.com, inc.
ONE LINCOLN CENTRE, 5400 LBJ FREEWAY SUITE 1280, L.B. 3          4707 E. BASELINE ROAD
DALLAS, TX 75240                                                 PHOENIX, AZ 85040

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT" said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the "EQUIPMENT").


 NUMBER        CAPITALIZED
OF UNITS      LESSOR'S COST          MANUFACTURER                SERIAL NUMBER      MODEL AND TYPE OF EQUIPMENT
--------      -------------          ------------                -------------      ---------------------------

1              $583,097.00            Misc. Furniture & Fixtures                     All of Debtor's now owned and
                                                                                     hereafter acquired furniture
                                                                                     and fixtures, together with all
                                                                                     parts, attachments, accessories,
                                                                                     substitutions, repairs, improvements
                                                                                     and replacements thereto, and any
                                                                                     proceeds thereof, including but not
                                                                                     limited to insurance proceeds.

Equipment immediately listed above is located at: 1480 S. Hohokam Drive, Tempe, Maricopa County, AZ 85281


B.   FINANCIAL TERMS

1.   Advance Rent (if any): NOT APPLICABLE        5.   Basic Term Commencement Date: FEBRUARY 1, 2000
2.   Capitalized Lessor's Cost: $583,097.00       6.   Lessee Federal Tax ID No.: 860956244
3.   Basic Term (No. of Months): 60 Months.       7.   Last Delivery Date: JANUARY 24, 2000
4.   Basic Term Lease Rate Factor: 1.897760%      8.   Daily Lease Rate Factor: .063259%

 9. First Termination Date: THIRTY-SIX (36) months after the Basic Term Commencement Date.

10. Interim Rent: For the period from and including the Lease Commencement date to but not including the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on JANUARY 31, 2000.

11. Basic Term Rent. Commencing on FEBRUARY 1, 2000 and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

C.   TAX BENEFITS  Depreciation Deductions:

     1. Depreciation method is the 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: 7 YEARS.

     3.   Basis: 100% of the Capitalized Lessor's Cost.

D.   PROPERTY TAX

     APPLICABLE TO EQUIPMENT LOCATED IN 1480 S. HOHOKAM DRIVE, TEMPE, MARICOPA COUNTY, AZ 85281: Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

     Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A NOTICE

     IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS goracing.com, inc. (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN
     ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*

               TERMINATION  STIPULATED            TERMINATION    STIPULATED
               VALUE        LOSS VALUE            VALUE          LOSS VALUE
     RENTAL    PERCENTAGE   PERCENTAGE  RENTAL    PERCENTAGE     PERCENTAGE
       1       103.413        107.427     31       64.893         70.900
       2       102.283        106.364     32       63.428         69.502
       3       101.145        105.292     33       61.953         68.093
       4        99.998        104.211     34       60.465         66.671
       5        98.842        103.122     35       58.965         65.238
       6        97.677        102.023     36       57.455         63.794
       7        96.500        100.913     37       55.931         62.337
       8        95.315         99.794     38       54.404         60.877
       9        94.121         98.667     39       52.876         59.415
      10        92.915         97.527     40       51.336         57.941
      11        91.700         96.379     41       49.784         56.456
      12        90.476         95.221     42       48.220         54.958
      13        89.240         94.051     43       46.644         53.449
      14        87.992         92.870     44       45.056         51.927
      15        86.732         91.676     45       43.455         50.392
      16        85.460         90.470     46       41.842         48.846
      17        84.174         89.251     47       40.216         47.286
      18        82.877         88.020     48       38.578         45.714
      19        81.567         86.777     49       36.927         44.130
      20        80.244         85.521     50       35.263         42.533
      21        78.909         84.252     51       33.587         40.922
      22        77.562         82.971     52       31.897         39.299
      23        76.202         81.677     53       30.194         37.662
      24        74.828         80.370     54       28.478         36.013
      25        73.443         79.051     55       26.748         34.350
      26        72.045         77.720     56       25.006         32.673
      27        70.636         76.378     57       23.249         30.983
      28        69.217         75.025     58       21.479         29.280
      29        67.787         73.661     59       19.695         27.563
      30        66.346         72.287     60       17.898         25.831

     * The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   MODIFICATIONS AND ADDITIONS FOR THIS SCHEDULE ONLY

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. The LEASING Section subsection (b) of the Lease is hereby deleted in its entirety and the following substituted in its stead:

     b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor:
(i) a Schedule for the Equipment (ii) evidence of insurance which complies with the requirements of the INSURANCE Section of the Lease, and (iii) such other documents as Lessor may reasonably request. Once the Schedule is signed, the Lessee may not cancel the Lease.

2. The DELIVERY, USE AND OPERATION Section subsection (a) of the Lease shall be deleted and the following substituted in its stead:

     The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date.

3.   BILL OF SALE

     Lessee, in consideration of the Lessor's payment of the amount set forth in B 2. above, which includes any applicable sales taxes (which payment Lessee acknowledges), hereby grants, sells, assigns, transfers and delivers to Lessor the Equipment along with whatever claims and rights Seller may have against the manufacturer and/or Supplier of the Equipment, including but not limited to all warranties and representations. At Lessors request Lessee will cause Supplier to deliver to Lessor a written statement wherein the Supplier (i) consents to the assignment to Lessor of whatever claims and rights Lessee may have against the Supplier, (ii) agrees not to retain any security interest, lien or other encumbrance in or upon the Equipment at any time, and to execute such documents as Lessor may request to evidence the release of any such encumbrance, and
(iii) represents and warrants to Lessor (x) that Supplier has previously conveyed full title to the Equipment to Lessee, (y) that the Equipment was delivered to Lessee and installation completed, and (z) that the final purchase price of the Equipment (or a specified portion of such purchase price) has been paid by Lessee.

     Lessor is purchasing the Equipment for leasing back to Lessee pursuant to the Lease. Lessee represents and warrants to Lessor that (i) Lessor will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever, (ii) Lessee has the right to sell the Equipment; and (iii) the Equipment has been delivered to Lessee in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (iv) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

     Lessee agrees to save and hold harmless Lessor from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Lessor as a consequence of the sale of the Equipment to Lessor.

4.   ACCEPTANCE

     Pursuant to the provisions of the Lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above has been delivered and installed (if applicable); (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

5.   EQUIPMENT SPECIFIC PROVISIONS

RETURN PROVISIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment, Lessee shall, at its expense:

     (a) at least ninety (90) days and not more than one hundred twenty (120) days prior to lease termination: (i) ensure Equipment has been maintained, and is operating, within manufacturer's specifications; and; (ii) cause manufacturer's representative or other qualified maintenance provider, acceptable to Lessor, to perform a physical inspection and test of all the components and capabilities of the Equipment and provide a full inspection report to Lessor, and that there shall be no missing screws, bolts, fasteners, etc.; the furniture will be free from all large scratches, marks, gouges, dents, discoloration or stains; all drawers, runners, and locks will be in good working condition to include keys; and there shall be no evidence of extreme use or overloading, i.e. bowed or sagging shelves; (iii) if during such inspection the Equipment is found not to be in compliance with the above, then Lessee shall remedy them per the Lease Agreement and provide a follow-up inspection to verify the Equipment meets the return provisions.

     (b) Upon lease termination, Lessee shall (i) have the manufacturer's representative or other person acceptable to Lessor de-install all Equipment including all wire, cable, and mounting hardware; (ii) if applicable, ensure all necessary permits and labor are obtained to deliver the Equipment; (iii) the Equipment shall be packed properly and in accordance to the manufacturer's recommendations; (iv) the Lessee shall provide for the transportation of the Equipment in a manner consistent with the manufacturer's recommendations and practices to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locations; (v) at Lessor's choice, either (1) allow Lessor, at Lessor's expense, and provided Lessor has provided reasonable notice to Lessee, to arrange for an on-site auction of the Equipment which will be conducted in a manner that will not interfere with the Lessee's business operations, or (2) Lessee shall provide free safe storage for the Equipment for a period not to exceed sixty (60) days from the Lease expiration.

6.   LEAST TERM OPTIONS

     Early Lease Term Options

       The Lease is hereby amended by adding the following to the end thereof:

       CANCELLATION OPTION:

     (a) So long as no default exists hereunder and expressly provided that all of the terms and conditions of this Provision are fulfilled, Lessee may cancel the Agreement as to all (but not less than all) of the Equipment on this Schedule as of any one of the Cancellation Dates set forth below (each, a "Cancellation Date") upon at least 90 days prior written notice (the "Notice Date") to Lessor (which notice shall be irrevocable and shall be sent to the attention of Lessor's Asset Management Organization, 44 Old Ridgebury Road, Danbury, CT 06810-5105). Such notice shall state the Cancellation Date which shall apply. If all of the terms and conditions of this Provision are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

          (b)  Prior to the Cancellation Date, Lessee shall

               (i) pay to Lessor, as additional rent, (A) the Cancellation Value (set forth below for the applicable Cancellation Date) for the Equipment, plus
(B) all rent and all other sums due and unpaid as of the Cancellation Date (including, but not limited to, any Rent payment due and payable on the Cancellation Date and any sales taxes and property taxes); and

              (ii) return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive. Lessee shall bear all costs associated with such appraiser's determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to such Cancellation Date.

          (c) The Cancellation Dates and the applicable Cancellation Values are as set forth below:

               February 1, 2001         74% of Capitalized Lessors Costs

          (d) Lessee shall, from the applicable Notice Date through the Cancellation Date,

               (i) continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee's obligation to pay rent, and

              (ii) make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor's right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Cancellation Date.

          (e) Lessee shall, from the applicable Cancellation Date through the earlier of the date the Equipment is sold by Lessor to a third party of 30 days following the Cancellation Date, comply with the following terms and conditions:

               (i) Continue to provide insurance for the Equipment, at Lessee's own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

              (ii) Make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee's premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

          (f) The proceeds of any sale or re-lease of the Equipment after Lessee has executed its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in or any claim upon any of such proceeds.

          The Lease is amended by adding the following thereto:

          EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase on an AS IS BASIS all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which is 48 months from the Basic Term Commencement Date for a price equal to THIRTY-THREE AND 93/100 percent (33.93%) of the Capitalized Lessor's Cost (the "FMV Early Option Price"), plus all applicable sales taxes.

Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in the PURCHASE OPTION Section subsection (b) of the Lease hereof) of the Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of the Equipment and is not required or permitted by the MAINTENANCE Section or the RETURN OF EQUIPMENT Section of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option").

     (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

H.   PAYMENT AUTHORIZATION

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

     COMPANY NAME             ADDRESS                       AMOUNT
     ------------             -------                       ------

     goracing.com, inc.       4707 E. Baseline Road         $583,097.00
                              Phoenix, AZ 85040

     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION    goracing.com, inc.

By: /s/ Arthur G. Abello                By: /s/ David Husband
   ---------------------------------       -----------------------------

Name: Arthur G. Abello                  Name: David Husband
     -------------------------------         ---------------------------

Title: Senior Risk Analyst              Title: CFO Action Performance
      ------------------------------          --------------------------

                   [ACTION PERFORMANCE COMPANIES, INC. LOGO]

December 27, 1999

GE Capital Corp.
426 N. 44th St.
Suite 495
Phoenix, AZ 85008

To Whom It May Concern:

As Chairman of the Board and CEO of Action Performance Companies, Inc. ("Action"), I hereby affirm that David Husband is an authorized officer of Action, and therefore is allowed to execute agreements on behalf of Action and its wholly owned subsidiaries. These subsidiaries include goracing.com, inc. and this mandate provides David Husband the authorization to execute agreements on behalf of goracing and/or obligate Action to guarantee funds of goracing, to any of its vendors, including GE Capital Corporation.

Sincerely,

Action Performance Companies, Inc.

/s/ Fred W. Wagenhals

Fred W. Wagenhals
C.E.O.

                         PHOENIX - CHARLOTTE - ATLANTA
          1455 ELLSWORTH INDUSTRIAL DRIVE NW - Atlanta, GEORGIA 30318
                        404 350-2100 - 404 350-2118 FAX

GORACING.COM DISPOSALS

ACQUISITIO  SYS                                                                               ACQUISITION
   DATE     NO   LIFE   ACCOUNT                   DESCRIPTION                                    VALUE             NBV
-----------------------------------------------------------------------------------------------------------------------------
 LEASED

11/17/99   198   05 00  1545-000  BLIND IDEAS-GORACING BUILDING BLINDS                       $       592.92   $       573.16
11/17/99   194   05 00  1545-000  BUSINESS RESOURCE GROUP-MAPLE OFFICE
                                    CHAIRS/FURNITURE                                         $     8,377.45   $     8,098.21
  9/8/99   168   05 00  1545-000  BUSINESS RESOURCE-DEPOSIT FOR OFFICE FURNITURE             $     3,500.00   $     3,266.67
10/31/99   181   10 00  1590-000  COMPEL-ADD RAISED FLOOR                                    $   144,067.14   $   140,465.47
 9/30/99   178   10 00  1590-000  COMPEL-CABLING GORACING.COM                                $   110,115.12   $   106,444.62
10/31/99   182   10 00  1590-000  COMPEL-CABLING-TV/SPEAKER                                  $    87,455.18   $    85,268.80
 9/30/99   174   05 00  1550-000  COMPEL-TECH CENTER PROJECT                                 $   195,704.06   $   182,657.12
11/17/99   197   05 00  1545-000  CORPORATE EXPRESS-BREAKROOM TABLES/OFFICE FURNITURE        $    12,582.34   $    12,162.93
12/17/99   208   05 00  1540-000  CORPORATE EXPRESS-CABINET STORAGE                          $     1,739.82   $     1,710.83
12/29/99   212   05 00  1540-000  CORPORATE EXPRESS-CHAIRS                                   $    36,166.00   $    35,563.24
11/17/99   196   05 00  1545-000  CORPORATE EXPRESS-CONFERENCE ROOM FURNITURE/OFFICE         $    35,834.30   $    34,639.83
                                    FURNITURE
12/17/99   210   05 00  1540-000  CORPORATE EXPRESS-CONFERENCE TABLE                         $     2,024.19   $     1,990.46
11/17/99   195   05 00  1545-000  CORPORATE EXPRESS-OFFICE FURNITURE/OFFICE                  $   136,890.73   $   132,327.71
                                    DESKS/BOOKCASES
12/17/99   209   05 00  1540-000  CORPORATE EXPRESS-SPECIAL FURNITURE/CHAIRS 10              $     2,546.60   $     2,504.16
12/17/99   211   05 00  1540-000  CORPORATE EXPRESS-WALL BOARDS                              $     1,679.33   $     1,651.35
 10/8/99   183   05 00  1545-000  FITNESS SOURCE-WORKOUT EQUIPMENT FOR WEIGHTROOM            $    22,373.26   $    21,254.60
11/19/99   203   05 00  1545-000  FRY'S ELECTRONICS-3 SONY TV/HPC4226A LJ1100SE
                                    4 TEST SETS/NOKIA 6100/5100                              $     2,190.37   $     2,117.36
10/11/99   184   05 00  1545-000  INSTANT BLINDS-VERTICAL BLINDS FOR BOARDROOM               $       880.50   $       836.48
  9/8/99   169   05 00  1545-000  KNOLL TEXTILES-DEPOSIT FOR FURNITURE                       $     8,000.00   $     7,466.67
11/30/99   205   05 00  1545-000  MCMASTER CARR SUPPLY CO.-OFFICE EQUIPMENT                  $       627.23   $       606.33
10/13/99   185   05 00  1545-000  ROYAL SIGN CO-GORACINGCOM BUILDING SIGNAGE/TAX             $    11,513.39   $    10,937.72
  9/8/99   167   05 00  1545-000  SOUTHWEST PARTITION-50% DEPOSIT ON CUBICLES                $   247,206.49   $   230,726.06
                                    AND OFFICE FURNITURE
11/17/99   192   05 00  1545-000  SOUTHWEST PARTITIONS-BREAKROOM CHAIRS/TASK                 $    39,493.77   $    38,177.31
                                    CHAIRS/MANAGER CHAIRS
11/17/99   191   05 00  1545-000  SOUTHWEST PARTITIONS-CUBICLE PIECES                        $   125,273.91   $   121,098.12
 12/2/99   206   05 00  1540-000  SOUTHWEST PARTITIONS-CUSTOM CONFERENCE TABLE               $    16,217.08   $    16,217.08
                                    W/ ACCESS FOR ELECTRICAL
 9/15/99   170   05 00  1545-000  SOUTHWEST PARTITIONS-HIGHBACK CHAIRS FOR TOP EXECS         $     3,811.84   $     3,557.72
11/17/99   193   05 00  1545-000  SOUTHWEST PARTITIONS-OFFICE FURNITURE                      $    35,407.64   $    34,227.39
11/18/99   199   05 00  1545-000  SOUTHWEST PARTITIONS-OFFICE FURNITURE                      $    83,531.88   $    80,747.49
 9/23/99   171   05 00  1545-000  SYSTEM FREIGHT SYSTEMS-PUBLICATION SHIPPING                $       198.68   $       185.44

                                                                                             $ 1,376,001.22   $ 1,317,480.33
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